THE MANAGERS FUNDS
              MONEY MARKET FUND

        Supplement dated May 13, 1997
      to Prospectus dated April 1, 1997

The Prospectus is hereby supplemented as follows:

The expenses set forth below reflect a waiver by the Fund Administrator of its fee of 0.25%, as well as reimbursement by the Fund
Administrator of certain Fund expenses.  See
"Management of the Fund and the Portfolio."

Annual Operating Expenses* (after fee waiver
and expense reimbursements):
                           Total
     Management Other     Operating
     Fee        Expenses  Expenses
     0.12%      0.26%     0.38%

*Other Expenses and Total Operating Expenses are expressed as a percentage of average net assets of the Fund for its fiscal year ended
November 30, 1996, and have been restated to reflect the fee waiver and expense reimbursement in effect on the date of this supplement. In the absence of the fee waiver and expense reimbursement, Other Expenses and Total Operating Expenses, based on the Fund's fiscal 1996 average net assets of $28 million and the Portfolio's average net assets of $3.5 billion, would have been 0.63% and 0.75%, respectively.

The fee waiver and expense reimbursements may be modified or terminated at any time at the sole discretion of the Fund Administrator.
For information regarding current operating expenses of the Fund, call (800) 835-3879.

Accordingly, the figures under the heading
Examples, are hereby updated as follows:
                                       1 year
3 years          5 years          10 years
Money Market Fund..$4               $12
$21                  $48

May 13, 1997